UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 13, 2020

BAY BANKS OF VIRGINIA, INC.

(Exact Name of Registrant as Specified in Charter)

Virginia	0-22955	54-1838100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court, Richmond, Virginia 23226

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 404-9668

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On August 13, 2020, Bay Banks of Virginia, Inc. (“Bay Banks”) released a presentation to investors about the Merger (as defined below). The presentation is attached hereto as Exhibit 99.1 and incorporated by reference herein.

This information (including Exhibit 99.1) is furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 8.01	Other Events.

On August 13, 2020, Bay Banks and Blue Ridge Bankshares, Inc. (“Blue Ridge”) issued a joint press release announcing the execution of an Agreement and Plan of Reorganization, dated as of August 12, 2020, pursuant to which Blue Ridge and Bay Banks will merge, subject to the terms and conditions set forth therein (the “Merger”). A copy of the joint press release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger, Blue Ridge intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which will include a joint proxy statement/prospectus to be mailed to shareholders of both Blue Ridge and Bay Banks. SECURITY HOLDERS OF BLUE RIDGE AND BAY BANKS ARE ADVISED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING BLUE RIDGE, BAY BANKS AND THE PROPOSED MERGER TRANSACTION. Security holders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Security holders will also be able to obtain these documents, once they are filed, free of charge, by requesting them in writing from Brian K. Plum, Blue Ridge Bankshares, Inc., 17 West Main Street, Luray, Virginia 22835, or by telephone at (540) 743-6521, or from Randal R. Greene, Bay Banks of Virginia, Inc., 1801 Bayberry Court, Richmond, Virginia 23226, or by telephone at (804) 435-1171.

Blue Ridge, Bay Banks and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Blue Ridge and Bay Banks in connection with the proposed merger. Information about the directors and executive officers of Blue Ridge and Bay Banks will be included in the joint proxy statement/prospectus when it becomes available. Additional information regarding the interests of those persons and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. You may obtain free copies of each document as described in the preceding paragraph.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of a merger (the “Merger”) between Blue Ridge and Bay Banks, including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from the Merger; (ii) Blue Ridge’s and Bay Banks’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as “may”, “assumes”, “approximately”, “will”, “expects”, “anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates”, “targets”, “projects”, or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the respective management of Blue Ridge and Bay Banks and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of Blue Ridge and Bay

Banks. In addition, these forward- looking statements are subject to various risks, uncertainties and assumptions with respect to future business strategies and decisions that are subject to change and difficult to predict with regard to timing, extent, likelihood and degree of occurrence. As a result, actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Blue Ridge and Bay Banks may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the Merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the Merger, including adverse effects on relationships with employees and customers, may be greater than expected; (4) the regulatory approvals required for the Merger may not be obtained on the proposed terms or on the anticipated schedule; (5) the shareholders of Blue Ridge or Bay Banks may fail to approve the Merger; (6) economic, legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which Blue Ridge and Bay Banks are engaged; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in Blue Ridge’s and Bay Banks’s markets could adversely affect operations; (10) an economic slowdown could adversely affect credit quality and loan originations; (11) the COVID-19 pandemic is adversely affecting Blue Ridge, Bay Banks, and their respective customers, employees and third-party service providers; the adverse impacts of the pandemic on their respective business, financial position, operations and prospects have been material, and it is not possible to accurately predict the extent, severity or duration of the pandemic or when normal economic and operation conditions will return; and (12) other factors that may affect future results of Blue Ridge and Bay Banks, including: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of bank regulatory agencies and legislative and regulatory actions and reforms. Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Blue Ridge’s and Bay Banks’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available on the SEC’s Internet site (http://www.sec.gov).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Investor Presentation dated August 13, 2020.

99.2	Press release dated August 13, 2020.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAY BANKS OF VIRGINIA, INC.

By:	/s/ Randal R. Greene
Randal R. Greene
President and Chief Executive Officer

August 13, 2020

TWO RICH HISTORIES: ONE GREAT FUTURE Creating Virginia’s Community Bank of Choice Investor Presentation August 13, 2020 Exhibit 99.1

Disclosure Additional Information About the Merger and Where to Find It In connection with the proposed merger, Blue Ridge Bankshares, Inc. (“BRBS”) intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which will include a joint proxy statement/prospectus to be mailed to shareholders of both BRBS and Bay Banks of Virginia, Inc. (“BAYK”). SECURITY HOLDERS OF BRBS AND BAYK ARE ADVISED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING BRBS, BAYK AND THE PROPOSED MERGER TRANSACTION. Security holders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Security holders will also be able to obtain these documents, once they are filed, free of charge, by requesting them in writing from Brian K. Plum, Blue Ridge Bankshares, Inc., 17 West Main Street, Luray, Virginia 22835, or by telephone at (540) 743-6521, or from Randal R. Greene, Bay Banks of Virginia, Inc., 1801 Bayberry Court, Richmond, Virginia 23226, or by telephone at (804) 435-1171. BRBS, BAYK and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of BRBS and BAYK in connection with the proposed merger. Information about the directors and executive officers of BRBS and BAYK will be included in the joint proxy statement/prospectus when it becomes available. Additional information regarding the interests of those persons and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. You may obtain free copies of each document as described in the preceding paragraph. This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or proxy in favor of the merger, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Risks Relating to the Coronavirus (COVID-19) Outbreak In March 2020, the World Health Organization declared the coronavirus (COVID-19) outbreak a pandemic and the United States declared a national emergency. Global and national health concerns relating to the coronavirus outbreak have been weighing on the local, national and global economic environments, and the outbreak has significantly increased economic uncertainty. The outbreak has resulted in authorities implementing numerous measures to try to contain the virus, such as travel bans and restrictions, quarantines, shelter in place orders, and business shutdowns. These measures have not only negatively impacted consumer and business spending habits, they have also adversely impacted and may further impact BRBS and BAYK's workforces and operations and the operations of their customers, vendors and business partners. These measures may remain in place for a significant period of time and they are likely to continue to adversely affect the businesses, results of operations and financial condition of BRBS and BAYK. The bank regulatory agencies and various governmental authorities are urging financial institutions to work prudently with borrowers who are or may be unable to meet their contractual payment obligations because of the effects of COVID-19. Loan forbearances and other measures have been and will continue to be taken to assist affected customers and businesses, which may have an adverse impact on results of operations and financial condition. BRBS's and BAYK's loans to particular businesses, such as restaurants, hotels and contractors, as well as to people working in those industries, may be particularly subject to adverse developments. Disruptions to customers could result in increased delinquencies, defaults, foreclosures and losses on loans, negatively impact regional economic conditions, result in declines in local loan demand, liquidity of loan guarantors, loan collateral (particularly in real estate), loan originations and deposit availability. The spread of the coronavirus has also caused BRBS and BAYK to modify their business practices (including employee travel, employee work locations, and cancellation of physical participation in meetings, events and conferences), and BRBS and BAYK may take further actions as may be required by government authorities or that they determine are in the best interests of their employees, customers and business partners. There is no certainty that such measures will be sufficient to mitigate the risks posed by the virus or otherwise be satisfactory to government authorities. The extent to which the coronavirus outbreak impacts BRBS's and BAYK's business, results of operations and financial condition will depend on future developments, which are highly uncertain and cannot be predicted, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Even after the coronavirus outbreak has subsided, BRBS and BAYK may continue to experience materially adverse impacts to their businesses as a result of its economic impact, including any recession that has occurred or may occur in the future. There are no comparable recent events which may provide guidance as to the effect of the spread of the coronavirus and a global pandemic, and, as a result, the ultimate impact of the coronavirus outbreak or a similar health epidemic is highly uncertain and subject to change. The full extent of the impact on BRBS's and BAYK's businesses, operations or the economy as a whole is not yet known. However, the effects could have a material impact on results of operations, and BRBS and BAYK will continue to monitor the coronavirus situation closely. BRBS and BAYK caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to BRBS or BAYK or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. BRBS and BAYK do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Disclosure Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of a merger (the “Merger”) between Blue Ridge Bankshares, Inc. and Bay Banks of Virginia, Inc., including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from the Merger; (ii) BRBS’s and BAYK’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as "may", "assumes", "approximately", "will", "expects", “anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates”, “targets”, “projects”, or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the respective management of BRBS and BAYK and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of BRBS and BAYK. In addition, these forward-looking statements are subject to various risks, uncertainties and assumptions with respect to future business strategies and decisions that are subject to change and difficult to predict with regard to timing, extent, likelihood and degree of occurrence. As a result, actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of BRBS and BAYK may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the Merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the Merger, including adverse effects on relationships with employees and customers, may be greater than expected; (4) the regulatory approvals required for the Merger may not be obtained on the proposed terms or on the anticipated schedule; (5) the shareholders of BRBS or BAYK may fail to approve the Merger; (6) economic, legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which BRBS and BAYK are engaged; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in BRBS’s and BAYK’s markets could adversely affect operations; (10) an economic slowdown could adversely affect credit quality and loan originations; (11) the COVID-19 pandemic is adversely affecting BRBS, BAYK, and their respective customers, employees and third-party service providers; the adverse impacts of the pandemic on their respective business, financial position, operations and prospects have been material, and it is not possible to accurately predict the extent, severity or duration of the pandemic or when normal economic and operation conditions will return; and (12) other factors that may affect future results of BRBS and BAYK, including: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the bank regulatory agencies and legislative and regulatory actions and reforms. Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in BRBS’s and BAYK’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC's Internet site (http://www.sec.gov). Risks Related to the SBA PPP Loan Program BRBS and BAYK are participating lenders in the Paycheck Protection Program (“PPP”), a loan program administered through the Small Business Administration (“SBA”), which was created to help eligible businesses, organizations and self-employed persons fund their operational costs during the COVID-19 pandemic. Under this program, the SBA guarantees 100% of the amounts loaned under the PPP. BRBS and BAYK may be exposed to credit risk on PPP loans if a determination is made by the SBA that there is a deficiency in the manner in which the loan was originated, funded, or serviced. If a deficiency is identified, the SBA may deny its liability under the guaranty, reduce the amount of the guaranty, or, if it has already paid under the guaranty, seek recovery of any loss related to the deficiency. Financial institutions have experienced litigation related to their process and procedures used in processing applications for the PPP. If BRBS or BAYK were to be subject to any such litigation, such litigation could have a material adverse impact on the companies' businesses, financial conditions and results of operations. BRBS and BAYK caution that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to BRBS or BAYK or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. BRBS and BAYK do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

Market Cap(2): $190 Million Our Pro Forma Company 1, 94, 92 25, 27, 120 2, 152, 52 1, 2, 94 Pro Forma Highlights(1) HC HQ BRBS(4) (18) BAYK (17) Bank HQ Creates the 4th largest community bank headquartered in Virginia(3) Pathway to $3 billion in total assets Strong community bank market share across the Commonwealth of Virginia Enhances BRBS’ prospects as a future consolidator Holding Company’s headquarters in Charlottesville, VA and the Bank’s headquarters in Richmond, VA Complements existing footprint with natural expansion into attractive markets Diversifies revenue composition and expands opportunities for lending and fee income Significant accretion to pro forma performance (1) Based on financials data as of June 30, 2020 // (2) Based on 20-day VWAP of $15.05 as of August 10, 2020 // (3) Based on deposit market share of community banks with total assets under $10.0 billion // (4) Includes LPO offices in Norfolk and Winchester Source: S&P Global Market Intelligence Total Assets: Gross Loans: Total Deposits: $2.4 Billion $1.9 Billion $2.2 Billion

Transaction Highlights Premier Financial Institution Accelerates Shareholder Value Creation Enhanced scale, growth, profitability & performance Combined company will be ranked #4 by community bank deposit market share in Virginia(1) Footprint operates across seven attractive Virginia and North Carolina MSAs, including Richmond, Charlottesville, Hampton Roads and the Piedmont Triad Accelerates investment in technology and increases operating leverage Estimated double-digit earnings accretion in 2021(2) Tangible book value accretion of over 7.0% Accretive to ROAA and ROATCE with pro forma estimates of approximately 1.2% and 15.0% in 2021, respectively Complementary Missions Extensive history in the Commonwealth of Virginia community bank market as BRBS was founded in 1893 and BAYK enters its 89th year Culture, leadership & strategic familiarity Combining two management teams that become broader and stronger Shared vision with a culture of community involvement and a commitment to clients Poised for future success Based on deposit market share of community banks with total assets under $10.0 billion 2021 EPS accretion assumes 75% of fully phased-in cost savings Source: S&P Global Market Intelligence

Management Team Brian Plum - Chief Executive Officer Randy Greene - President & Chief Operating Officer, Chief Executive Officer of Blue Ridge Bank Judy Gavant - Chief Financial Officer Amanda Story - Chief Accounting Officer Jim McCarty - Chief Administrative Officer Summary of Transaction Terms (1) Based on BRBS’s 20-day VWAP of $15.05 as of August 10, 2020 (2) Represents pro forma ownership of common shares outstanding 100% stock BAYK shareholders will receive 0.50 BRBS shares per BAYK share Implied price of $7.53(1) per BAYK share, or approximately $100.4M(1) Structure and Exchange Ratio Board of Directors 13 members: 7 BRBS / 6 BAYK Chairman of the Board from BRBS Ownership(2) 53.8% BAYK / 46.2% BRBS Headquarters Holding Company Headquarters: Charlottesville, VA Bank Headquarters: Richmond, VA Name Holding company will be “Blue Ridge Bankshares, Inc." and the Bank will be “Blue Ridge Bank, N.A." Timing & Approvals Anticipated closing Q1 2021 Approval of BRBS and BAYK shareholders and customary regulatory approvals Blue Ridge Bankshares, Inc. (NYSE American: BRBS) Legal / Accounting Acquirer

Capitalizing on a Dislocated Market Place with Limited Mid-size Banks Source: S&P Global Market Intelligence Community banks include banks with less than $10 billion in total assets; FDIC deposit information as of June 30, 2019 2020-2025 Projected Population Change (%) 2020-2025 Projected Household Income Change (%) Community Bank Deposit Market Share in Commonwealth of Virginia(1)

Complementing Each Other’s Strengths Excludes purchase accounting adjustments Source: S&P Global Market Intelligence; Loan and deposit data follows regulatory financial data as of June 30, 2020

De-Risks Loan Portfolio Amidst COVID-19 Intensive, loan level 3rd party credit reviews by a nationally recognized firm have afforded both parties significant visibility into the loan portfolios, including areas potentially affected by the COVID-19 pandemic. Significant analysis was performed on the following commercial sub-sectors that may be affected disproportionally by the COVID-19 pandemic: Hotels Restaurants $28.5 $8.6 Loan Balances ($MM) | Portion of Gross Loan Portfolio (%) Source: BAYK 10-Q data as of June 30, 2020 // BRBS Earnings Release as of June 30, 2020 2.5% 0.7% $61.8 $20.6 5.9% 2.0%

Balanced Deposit Mix Note: Source: S&P Global Market Intelligence; Loan and deposit data follows regulatory financial data as of June 30, 2020

Key Merger Assumptions 100% stock with BAYK merging with and into BRBS BAYK shareholders will receive 0.50 BRBS shares per BAYK share Consideration BAYK’s balance sheet will be subject to fair market value accounting Loan loss reversal of BAYK’s provision OREO mark of $956k CDI: 0.50%; amortized double-declining balance over 10 years Other Assumptions Based on projections from BRBS and BAYK management Standalone Earnings Per Share $8.2M of identified pre-tax cost savings 28% of BAYK non-interest expense base; approximately 10.5% of the combined 2021 noninterest expenses 75% realization of cost savings in 2021 and 100% thereafter Estimated Cost Savings $17.3M pre-tax Merger & Integration Costs $34.8M Loan credit mark (3.5% of gross loans)(1) Credit Assumptions Excludes PPP loan balance at close; incorporates the reversal of BAYK’s estimated loan purchase discount Source: S&P Global Market Intelligence

Summary Financial Impact Double-digit accretion to both companies Pro Forma Capital(2) EPS Accretion(1) TBV per Share Accretion(2) TBV Earnback Period(3) ~7.5% TBV Accretive ~ 9% CET1 2021 EPS accretion assumes 75% of fully phased-in cost savings Includes impact of approximately half of one-time merger expenses at close for illustrative purposes; represents TBV impact to BRBS Includes impact of all of one-time merger expenses at close

Enhances the scale and capabilities of two premier institutions with a long history of dedication to its customers and communities Concluding Thoughts Creates the 4th largest community bank headquartered in Virginia that benefits from the scale of a nearly $2.5 billion institution(1) (1) Community banks include banks with less than $10 billion in total assets Complements existing footprint while providing a foothold in the Richmond and Virginia Beach-Norfolk-Newport News MSAs Provides strong accretion to earnings and tangible book value Richmond becomes headquarters of the Bank, continuing expansion into high growth markets

Appendix

Addressing COVID-19 With the onset of the virus, both BRBS and BAYK management teams proactively moved into action, diligently monitoring customers in affected industries, allowing employees to “social distance” and work from home, implementing programs to provide relief to clients and modifying branch hours to maintain customer service BRBS was a leading provider of PPP loans in central Virginia with over $350M in funded PPP loans through the first half of 2020 Estimated PPP processing fees of approximately $11 million BAYK also provided significant funding to the local community with over $50M in PPP support Estimated PPP Processing fees of approximately $2.3 million Extensive due-diligence has been conducted surrounding the COVID-19 pandemic and any impact to-date Discussions focused on the status of each Company in confronting the pandemic as well as initial planning for post-closing The transaction diversifies and de-risks the combined company relative to BRBS and BAYK stand-alone Larger, more diversified balance sheet and customer base, better able to weather adverse economic conditions More granular deposit base with a balanced loan portfolio and reduced concentrations supported by a larger capital base Increased capital generation from ~$8M of pre-tax synergies enhances internal generation of capital and substantially improves pre-tax, pre-provision earnings power

Extensive Due Diligence Comprehensive Due Diligence Process Both BRBS & BAYK are experienced & disciplined acquirers of community banks Comprehensive process led by BRBS & BAYK senior leadership and included business, operational, credit, financial, legal, HR and regulatory Credit due diligence process completed by senior management and 3rd party loan review team for both banks BRBS’s and BAYK’s extensive credit reviews focused on the largest relationships, adversely classified assets and watch list loans Collaborative, detailed review of both companies’ cost structure & expected synergies, including identification of potential revenue synergies Thorough review of all regulatory, compliance, legal & operational risks

Exhibit 99.2

FOR IMMEDIATE RELEASE

Blue Ridge Bankshares, Inc.	Bay Banks of Virginia, Inc.
Brian K. Plum	Randal R. Greene
President and Chief Executive Officer	President and Chief Executive Officer
(540) 743-6521	(804) 435-1171

BLUE RIDGE AND BAY BANKS TO COMBINE IN STRATEGIC MERGER

•	Creates the 4th largest community bank in Virginia

•	Complements existing footprint while providing a foothold in the Richmond and Hampton Roads MSAs

•	Enhances the scale and capabilities of two premier institutions with a long history of dedication to its customers and communities

•	Financially compelling combination for both companies’ shareholders

Charlottesville, VA and Richmond, VA, August 13, 2020 — Blue Ridge Bankshares, Inc. (NYSE American: BRBS) (“Blue Ridge”), the parent holding company of Blue Ridge Bank, National Association, and Bay Banks of Virginia, Inc. (OTC: BAYK) (“Bay Banks”), the parent holding company of Virginia Commonwealth Bank, today jointly announced the signing of a definitive merger agreement pursuant to which the companies will combine in an all-stock merger to create a leading Virginia-based community bank with a pro forma total market capitalization approaching $200 million.

Under the terms of the merger agreement, which was unanimously approved by the Boards of Directors of both companies, Bay Banks shareholders will receive 0.50 shares of Blue Ridge common stock for each share of Bay Banks common stock they own. Upon completion of the merger, Bay Banks shareholders will own approximately 54% and Blue Ridge shareholders will own approximately 46% of the combined company.

The combined company and bank will operate under the Blue Ridge name and will trade under the ticker symbol “BRBS” on the NYSE American stock exchange. The holding company will be headquartered in Charlottesville, Virginia, and the subsidiary bank will be headquartered in Richmond, Virginia. As of June 30, 2020, the pro forma company would have approximately $2.4 billion in assets, $1.9 billion in loans and $2.2 billion in deposits, ranking it 4th in community bank deposit market share for institutions under $10 billion in assets in the Commonwealth of Virginia.

Brian K. Plum, CEO of Blue Ridge, will continue as CEO of the combined company. Randal R. Greene, CEO of Bay Banks, will become the COO of the combined company and CEO of Blue Ridge Bank. Judy C. Gavant, the current Chief Financial Officer of Bay Banks, will become the Chief Financial Officer of the combined company, and Amanda Story, the current Chief Financial Officer of Blue Ridge, will become Chief Accounting Officer. Jim McCarty, the current Chief Administrative Officer of Blue Ridge, will continue in that role for the combined company. The combined company board will be comprised of thirteen members, with seven from Blue Ridge and six from Bay Banks, including the current chairmen and CEOs of the companies.

“We are excited to partner with Blue Ridge,” said Randy Greene, CEO of Bay Banks. “We have great respect for Brian, and the company Blue Ridge has built. Blue Ridge has achieved record revenue for the first half of 2020 driven by strong mortgage-related income. This is a great combination of two companies with rich Virginia histories dating back over 200 years combined,” added Greene.

“This combination creates additional resources to invest in our communities and the technologies necessary to maintain and improve upon our core commitment to providing responsive, client-centric financial services,” said Brian K. Plum, CEO of Blue Ridge. “Bay Banks’ combination of longstanding dedicated service to its legacy communities with significant success in key Virginia MSA’s will diversify the combined company’s revenue and market demographics; positioning Blue Ridge as the community bank of choice in its markets. We remain zealously committed to building a top-performing financial services provider passionately dedicated to serving its communities and clients, and our partnership with Bay Banks reinforces our momentum to fulfill that commitment.”

Financially Attractive Metrics for Shareholders:

•

Significant Earnings and Tangible Book Accretion: The transaction is projected to deliver significant earnings accretion to both companies in 2021, assuming 75% cost savings are phased in, and will result in excess of 7% tangible book value accretion to the surviving currency for BRBS.

•

Cost Synergies: The companies have identified $8.2 million dollars in expected net cost savings with 75% phased in by 2021 and 100% thereafter, representing approximately 10.5% of the projected 2021 combined non-interest expenses.

•	Pro Forma Profitability: The combined company is expected to achieve strong core profitability metrics of 1.20% ROAA and 15% ROATCE in 2021, incorporating 75% of the fully phased-in cost savings.

The transaction, which is expected to close in the first quarter of 2021, is subject to customary closing conditions, including regulatory approvals, and approval from the shareholders of Blue Ridge and Bay Banks.

Blue Ridge was advised in the transaction by Raymond James & Associates, Inc. as financial advisor and Troutman Pepper Hamilton Sanders LLP as legal counsel. Bay Banks was advised in the transaction by Piper Sandler Companies as financial advisor and Williams Mullen as legal counsel. Strategic Risk Associates, LLC advised both parties on credit analysis and testing.

About Blue Ridge Bankshares, Inc.

Blue Ridge Bankshares, Inc. operates under the supervision and regulation of the Board of Governors of the Federal Reserve System and the Bureau of Financial Institutions of the Virginia State Corporation Commission, while Blue Ridge Bank, N.A. (the “Bank”) operates under a national charter subject to the supervision and regulation of the Office of the Comptroller of the Currency. The Bank provides commercial banking services to customers located primarily in the Piedmont, Southside, and Shenandoah Valley regions of the Commonwealth of Virginia and also operates under the name Carolina State Bank in Greensboro, North Carolina. Mortgage lending services are provided in these regions as well with additional mortgage offices located in Northern Virginia, Maryland, North Carolina, and South Carolina.

About Bay Banks of Virginia, Inc.

Bay Banks of Virginia, Inc. is the bank holding company for Virginia Commonwealth Bank and VCB Financial Group, Inc. Founded in the 1930s, Virginia Commonwealth Bank is headquartered in Richmond, Virginia. With 18 banking offices, located throughout the greater Richmond region of Virginia, the Northern Neck region of Virginia, Middlesex County, and the Hampton Roads region of Virginia, the bank serves businesses, professionals, and consumers with a wide variety of financial services, including retail and commercial banking, and mortgage banking. VCB Financial Group provides management services for personal and corporate trusts, including estate planning, estate settlement and trust administration, and investment and wealth management services.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger, Blue Ridge intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4, which will include a joint proxy statement/prospectus to be mailed to shareholders of both Blue Ridge and Bay Banks. SECURITY HOLDERS OF BLUE RIDGE AND Bay Banks ARE ADVISED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING BLUE RIDGE, Bay Banks AND THE PROPOSED MERGER TRANSACTION. Security holders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC on the SEC’s website at http://www.sec.gov. Security holders will also be able to obtain these documents, once they are filed, free of charge, by requesting them in writing from Brian K. Plum, Blue Ridge Bankshares, Inc., 17 West Main Street, Luray, Virginia 22835, or by telephone at (540) 743-6521, or from Randal R. Greene, Bay Banks of Virginia, Inc., 1801 Bayberry Court, Richmond, Virginia 23226, or by telephone at (804) 435-1171.

Blue Ridge, Bay Banks and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Blue Ridge and Bay Banks in connection with the proposed merger. Information about the directors and executive officers of Blue Ridge and Bay Banks will be included in the joint proxy statement/prospectus when it becomes available. Additional information regarding the interests of those persons and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. You may obtain free copies of each document as described in the preceding paragraph.

This release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or proxy in favor of the merger, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Cautionary Note Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (i) the benefits of a merger (the “Merger”) between Blue Ridge and Bay Banks, including future financial and operating results, cost savings, enhancements to revenue and accretion to reported earnings that may be realized from the Merger; (ii) Blue Ridge’s and Bay Banks’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (iii) other statements identified by words such as “may”, “assumes”, “approximately”, “will”, “expects”, “anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates”, “targets”, “projects”, or words of similar meaning generally intended to identify forward-looking statements. These forward-looking statements are based upon the current beliefs and expectations of the respective management of Blue Ridge and Bay Banks and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of Blue Ridge and Bay Banks. In addition, these forward- looking statements are subject to various risks, uncertainties and assumptions with respect to future business strategies and decisions that are subject to change and difficult to predict with regard to timing, extent, likelihood and degree of occurrence. As a result, actual results may differ materially from the anticipated results discussed in these forward-looking statements because of possible uncertainties.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Blue Ridge and Bay Banks may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; (2) the expected growth opportunities or cost savings from the Merger may not be fully realized or may take longer to realize than expected; (3) deposit attrition, operating costs, customer losses and business disruption following the Merger, including adverse effects on relationships with employees and customers, may be greater than expected; (4) the regulatory approvals required for the Merger may not be obtained on the proposed terms or on the anticipated schedule; (5) the shareholders of Blue Ridge or Bay Banks may fail to approve the Merger; (6) economic, legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which Blue Ridge and Bay Banks are engaged; (7) the interest rate environment may further compress margins and adversely affect net interest income; (8) results may be adversely affected by continued diversification of assets and adverse changes to credit quality; (9) competition from other financial services companies in Blue Ridge’s and Bay Banks’s markets could adversely affect operations; (10) an economic slowdown could adversely affect credit quality and loan originations; (11) the COVID-19 pandemic is adversely affecting Blue Ridge, Bay Banks, and their respective customers, employees and third-party service providers; the adverse impacts of the pandemic on their respective business, financial position, operations and prospects have been material, and it is not possible to accurately predict the extent, severity or duration of the pandemic or when normal economic and operation conditions will return; and (12) other factors that may affect future results of Blue Ridge and Bay Banks, including: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the bank regulatory agencies and legislative and regulatory actions and reforms. Additional factors, that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Blue Ridge’s and Bay Banks’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s Internet site (http://www.sec.gov).